Exhibit 99.1

Compounding Value through an Unrelenting Focus on Underwriting Profit Third Quarter 2017 Investor Presentation

Disclosure Forward - Looking Statements This press release contains forward - looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995 . In some cases, such forward - looking statements may be identified by terms such as believe, expect, seek, may, will, intend, project, anticipate, plan, estimate, guidance or similar words . Forward - looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward - looking statements . Although it is not possible to identify all of these risks and factors, they include, among others, the following : the inherent uncertainty of estimating reserves and the possibility that incurred losses may be greater than our loss and loss adjustment expense reserves ; inaccurate estimates and judgments in our risk management which may expose us to greater risks than intended ; the potential loss of key members of our management team or key employees and our ability to attract and retain personnel ; adverse economic factors ; a decline in our financial strength rating resulting in a reduction of new or renewal business ; reliance on a select group of brokers and agents for a significant portion of our business and the impact of our potential failure to maintain such relationships ; reliance on a select group of customers for a significant portion of our business and the impact of our potential failure to maintain such relationships ; a failure of any of the loss limitations or exclusions we employ ; potential effects on our business of emerging claim and coverage issues ; exposure to credit risk, interest rate risk and other market risk in our investment portfolio ; changes in laws or government regulation, including tax or insurance laws and regulations ; our ability to obtain reinsurance coverage at reasonable prices or on terms that adequately protect us ; losses resulting from reinsurance counterparties failing to pay us on reinsurance claims or insurance companies with whom we have a fronting arrangement failing to pay us for claims ; the potential impact of internal or external fraud, operational errors, systems malfunctions or cyber security incidents ; our ability to manage our growth effectively ; inadequacy of premiums we charge to compensate us for our losses incurred ; in the event we do not qualify for the insurance company exception to the passive foreign investment company (“PFIC”) rules and are therefore considered a PFIC, there could be material adverse tax consequences to an investor that is subject to U . S . federal income taxation ; the Company or any of its foreign subsidiaries becoming subject to U . S . federal income taxation ; failure to maintain effective internal controls in accordance with Sarbanes - Oxley Act of 2002 , as amended ; and changes in our financial condition, regulations or other factors that may restrict our subsidiaries’ ability to pay us dividends . Additional information about these risks and uncertainties, as well as others that may cause actual results to differ materially from those in the forward - looking statements, is contained in our filings with the SEC, including our Annual Report on Form 10 - K filed with the U . S . Securities and Exchange Commission on March 10 , 2017 . These forward - looking statements speak only as of the date of this release and the Company does not undertake any obligation to update or revise any forward - looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise . Non - GAAP Financial Measures This presentation contains non - GAAP financial measures as defined by Regulation G of the rules of the SEC . These non - GAAP measures, such as underwriting profit, adjusted net operating income and tangible equity are not in accordance with, nor are they a substitute for, GAAP measures . We believe these non - GAAP measures provide users of our financial information useful insight into our performance . Investors should consider non - GAAP measures in addition to, and not as a substitute for, or superior to, the comparable GAAP measures . Please refer to pages 28 & 29 of this presentation for a reconciliation of the non - GAAP financial measures to the equivalent GAAP equivalents . 2

Overview Slide 4 Franchise Slide 12 Operating Segments Slide 16 Financial Highlights Slide 19 Appendix Slide 27 Table of Contents 3

Overview

Strategy and Overview We seek to deliver consistent, top tier returns on tangible equity and achieve sector leading value creation . ; We are active managers of capital, seeking to generate top tier returns and return excess capital, while being able to respond quickly to match capital to evolving risk opportunities . ; We are underwriters first, and target low volatility risks with our ‘A’ rated balance sheet . ; We are focused on profitably growing our niche portfolio of new economy, excess and surplus, and workers’ compensation risks ; We continue to meaningfully build fee income, and increase the proportion of earnings represented by fees ; We seek meaningful investment returns, largely generated from niche strategies representing a small portion of our portfolio ; We mitigate volatility via portfolio construction, low retentions and little property exposure – 1 : 1000 PML represents $ 10 million . 5

Our current valuation supports meaningful upside 6 P/TBV vs Operating ROTE 1 Price/Next Twelve Month Consensus Earnings Source: SNL Financial, company filings . Market data as of 11/2/17 JRVR AMSF AGII KNSL MKL NAVG RLI WRB y = 11.431x + 1.4336 R² = 0.3068 0.00x 0.50x 1.00x 1.50x 2.00x 2.50x 3.00x 3.50x 4.00x 4.50x 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% Price to TBV Operating ROTE 1 P/TBV data as of September 30, 2017; Operating ROTE data is trailing twelve months as of September 30, 2017 37.5 30.3 26.5 22.2 22.2 20.5 15.7 15.4 0.0x 5.0x 10.0x 15.0x 20.0x 25.0x 30.0x 35.0x 40.0x MKL RLI KNSL WRB NAVG AMSF JRVR AGII Median = 22%

We have a history of profitable g rowth and disciplined u nderwriting 7 Net Written Premiums & Operating ROATE Operating Income $58.9 $58.4 $61.1 $71.3 $48.1 $43.3 $- $10 $20 $30 $40 $50 $60 $70 $80 2013 2014 2015 2016 YTD Q316 YTD Q317 $325 $450 $471 $558 $445 $622 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% $0 $100 $200 $300 $400 $500 $600 $700 2013 2014 2015 2016 YTD Q316 YTD Q317 OROATE $MM ROATE $MM - $1.8 $5.0 $14.2 $9.7 $19.8 Gross Fee Income ($MM) • Strong, consistent underwriting, profitable growth • Efficient operator (26.7% expense ratio as of 3Q17) • Increasing E&S contribution • Growing fee income Source: C ompany filings. 1 Operating Return on Average Tangible Equity for the full financial year 1

Growth and Benefits of Scale 8 1 GAAP expense ratio; all corporate/other expenses adjusted for inclusion in the expense ratio. 2 Peer Group: Amerisafe Inc., Argo Group International Holdings, Ltd., Kinsale Capital Group Inc., Markel Corp., Navigators Group Inc., RLI Corp. and W. R. Berkley Corp. Source: SNL Financial, company filings 35.2% 33.6% 33.6% 31.5% 26.7% 34.3% 34.1% 34.4% 34.6% 34.6% 2013 2014 2015 2016 Q3 YTD 2017 James River Peer Average 2 Our material expense advantage positions us well for profitability Expense advantage of 7.9% 1

Leading Value Creation We have delivered best in class shareholder returns since becoming a public company 9 1. Shareholder return represents the dividend - adjusted share price appreciation from James River’s initial public offering date of December 12, 2014 until November 2, 2017. 2. KNSL’s total shareholder return is calculated since its July 27, 2016 initial public offering . 3. KNSL data is 2 Year Avg Operating ROATE. Source: SNL Financial, company filings Total Shareholder Return Since JRVR IPO 1 3 Year Avg Operating ROATE 0% 20% 40% 60% 80% 100% 120% 140% 160% 180% 200% KNSL JRVR AMSF NAVG MKL RLI AGII WRB Median = 63% 2 3 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% AMSF JRVR KNSL RLI WRB NAVG AGII MKL

Capital Management Maximizes Shareholder Value 10 Capital Management History • Compound annual g rowth rate in tangible book value per share, inclusive of dividends, of 9.0% since 2014 IPO • $ 346 million of capital returned since 2008 • $ 140 of capital returned to shareholders since December 2014 IPO, or 30.0% of tangible book value at that time • Last twelve month d ividend yield of 6.2% 1 $388 $442 $482 $529 $559 $479 $466 $460 $472 $501 $388 $442 $506 $553 $584 $615 $672 $713 $792 $847 $350 $450 $550 $650 $750 $850 $950 $1,050 2008 2009 2010 2011 2012 2013 2014 2015 2016 YTD Q317 Tangible Equity Plus Cumulative Dividends and Share Repurchases ($ in MM) Tangible Equity Cumulative Capital Returned 1. Calculated as dividends paid over last 4 quarters of $2.55 divided by November 2, 2017 closing share price of $41.19 . Source: C ompany filings

Franchise

Franchise Overview 12 • We are a specialty, low volatility underwriting company with a proven history of generating consistent profits • Our area of focus is small and medium sized commercial account Excess & Surplus Lines casualty business with $1 million per occurrence limits and $20,000 average account premiums • We expect to deliver 12% or better operating returns on tangible equity for the 2017 fiscal year and a combined ratio of 94% to 97% • 2016 result: 14.6% OROATE ; 2017 annualized result through 3Q: 11.8% OROATE Negligible Primary Property Exposure 2016 Group - wide NWP: $558mm Excess & Surplus Lines 80% Specialty Admitted 20% 2016 Group - wide Net Written Premiums by Type 2016 Group - wide Net Written Premiums by Coverage Property 1% Casualty 99%

13 Our Specialty Market History Adam Abram and a group of investors purchase Front Royal, Inc., for $3 million • James River Group, Inc. is formed with $58 million of capital and a single insurance subsidiary, James River Insurance Company, an E&S underwriter • Stonewood Insurance Company is formed in Raleigh, NC to write highly inspected workers’ compensation risks in 2004 James River successfully completes an IPO at 1.70x tangible book value The Group begins building out infrastructure for fronting and programs business in its Specialty Admitted segment Front Royal purchases Colony Insurance Company, an E&S underwriter (and Rockwood Casualty Insurance Company, a PA - based workers’ compensation writer, in 1996) On pace to write more than $200 million of specialty premiums in the calendar year, Adam Abram sells Front Royal to Argo Group for 1.70x tangible book value • D. E. Shaw leads the purchase of James River for 2.60x tangible book value and re - domiciles the group to Bermuda • JRG Re, a Bermuda Class 3B reinsurer, is capitalized with $250 million the following year James River surpasses $1 billion in invested assets Received upgraded A.M. Best Rating of A (Excellent) • GROUP SURPASSES MARKET CAP OF $1 BILLION • GROSS WRITTEN PREMIUMS OF $737 MILLION • MORE THAN 500 EMPLOYEES • 14.6% OROATE • 94.3% COMBINED RATIO James River successfully completes an IPO at $21 per share (1.35x tangible book value)

14 E&S Focus | Profitable, niche specialty underwriting Profitability of E&S vs. Total P&C Industry E&S Gaining Share of P&C Insurance Market E&S segment GWP grew by 20% during 2016 and 39% during 2017 YTD Q3 compared to the same prior year period. • Our business is heavily concentrated in E&S Casualty (80% of premium). • E&S is the most profitable part of the property/casualty market and has been gaining market share. 102.3 96.1 Total P&C Total US E&S Avg. Combined Ratios 1999 – 2016 Difference of 6 percentage points Total P&C GWP: $308.7bn E&S GWP: $10.6bn Total P&C GWP: $612.9bn E&S GWP: $42.4bn 1999 P&C Market 2016 P&C Market Source: A.M. Best data and research, SNL. Admitted Market 96.6% E&S 3.4% Admitted Market 93.5% E&S 6.5%

Operating Segments

Segment Review

E&S Segment

- E&S business underwritten by specialists in 13 divisions organized by product or industry segment
- 81.5% average combined ratio from 2010-2016
- Focus on small and medium-sized commercial accounts; 96% casualty and no primary property
- Distributes through 120+ broker groups
- Fee income of $10.1M in 2016 and $12.0M YTD Q3 2017, an increase of 68% over YTD Q3 2016

PROFITABLE SPECIALTY UNDERWRITING

Specialty Admitted Segment

- Specialty admitted insurance coverages in the US, including a growing fee income business
- Segment comprised of:
  - Core book of workers' compensation in five southeastern states
  - Fee-based fronting business
- Gross fee income of $4.2M in 2016 and $7.8M for YTD Q3 2017, an increase of 213% over YTD Q3 2016

A FOCUS ON FEE INCOME

Casualty Reinsurance Segment

- Third-party proportional and working-layer excess casualty business focused on small and medium U.S. specialty lines.
- Three largest contracts written in 2016 were ceded from E&S carriers.
- At December 31, 2016, 98% of third party treaties were written as quota share arrangements and 86% contained loss mitigation features (example: sliding scale commissions or deficit carryforwards).

LOW VOLATILITY UNDERWRITING

JAMES RIVER GROUP HOLDINGS, LTD.
16

17 Attractive Growth in Gross Written Premium Growth driven by new economy risks, core E&S growth, and expansion of fronting business E&S Segment PROFITABLE SPECIALTY UNDERWRITING Specialty Admitted Segment A FOCUS ON FEE INCOME Casualty Reinsurance Segment LOW VOLATILITY UNDERWRITING ($ in Millions) $253 $309 $371 $279 $387 2014 2015 2016 YTD Q316 YTD Q317 $59 $91 $182 $119 $234 2014 2015 2016 YTD Q316 YTD Q317 1 $207 $172 $184 $165 2014 2015 2016 YTD Q316 YTD Q317 2 2 2 2 2 1 Gross Written Premium. 2 Net Written Premium. 1 1 1 1 $223

Financial Highlights

Broad risk appetite permits us to ‘pick our spots’ 19 Each Excess & Surplus lines policy is underwritten by in - house specialists with deep technical expertise across 13 underwriting divisions ($ in millions) Lead U/W Years of YTD Year Year Industry Ended Ended Ended Division Experience June 30, 2017 Dec 31, 2016 Dec 31, 2015 Description Commercial Auto 29 $107.0 $110.1 $73.8 Hired / non-owned auto, ride share Manufacturers & Contractors (MC) 33 45.0 83.3 78.3 Products liability & completed operations exposure Excess Casualty 33 19.9 43.6 32.5 Following form excess on risks similar to GC and MC General Casualty (GC) 29 19.0 36.9 31.0 Premises ops (e.g., apartments, offices & restaurants) Energy 45 12.9 29.7 30.6 Oil & gas contractors, mining, alternative energy & utilities Allied Health 23 11.2 14.4 13.5 Long-term care, outplacement facilities & social services Excess Property 31 8.3 14.1 12.5 CAT-exposed excess property > 1/100 year return period Life Sciences 33 6.3 11.1 8.9 Nutrition products, medical devices and human clinical trials Environmental 45 5.9 5.3 4.4 Environmental contractors and consultants Small Business 29 5.2 9.1 6.9 Small accounts similar to GC and MC Professional Liability 23 3.4 8.4 10.0 E&O for non-medical professionals (lawyers, architects, engineers) Sports & Entertainment 29 1.7 2.2 2.7 Amusement parks, campgrounds, arenas Medical Professional 23 1.2 2.7 3.6 Non-standard physicians and dentists Total $247.0 $370.8 $308.7 Gross Written Premiums

Demonstrated underwriting discipline 20 Source: Company filings, A.M. Best data and research We have proven our willingness to expand and contract when market conditions dictate, and have a strong track record of profitable underwriting E&S Segment Loss Ratio vs. E&S Industry E&S Segment – GWP Growth vs. E&S Industry James River GWP Growth E&S Industry GWP Growth Source: A.M. Best report 2007 - 2016 Average James River 54.9 E&S Industry 65.2 (3.8) (23.1) (25.0) (15.9) 12.8 21.1 21.3 31.3 22.2 20.1 (3.5) (6.2) (4.1) (3.8) (1.8) 11.8 8.4 6.7 2.5 2.8 (30.0%) (20.0%) (10.0%) 0.0% 10.0% 20.0% 30.0% 40.0% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 GWP Growth (%) JRVR E&S Market 56.1 61.4 62.6 54.9 48.5 52.6 40.4 55.2 54.5 62.6 52.4 68.3 65.4 71.0 75.9 80.4 62.5 56.7 57.0 62.0 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Loss Ratio (%) James River Calendar Year E&S Industry

21 A Growing Fee Business Fee income example Insured Companies Capacity Providers Falls Lake National Insurance Company Retains $19M (or 10%) of premium/risk and receives $6M of fees Assumes $171M (or 90%) of premium/risk $190M GWP Claims Payments $171M GWP $6M Fronting Fees Claims Payments The effect of fee income in underwriting Example: Expected GWP: Retention: Fee: Result: Program renewed 7/1/17 $190M annually 10% quota share 3.35% of $171M of premium $6 million in fees, 30% benefit

$8.4 $3.7 $9.7 $19.9 $(1.4) $37.5 $27.4 $16.3 $23.7 $9.3 2008 2009 2010 2011 2012 2013 2014 2015 2016 YTD Q317 Net Prior Year Reserve Development Prudent Reserving Philosophy • Over $150 million of net favorable reserve development since 2008 • As of December 31, 2016, 66.9% of net reserves were attributable to IBNR • Full internal reserve reviews performed quarterly, external reserve reviews performed during Q3 and Q4 22 Commentary ($ in Millions)

Traditional investment approach augmented by higher yielding alternatives

Investment Portfolio (as of September 30, 2017)



7%
4%
3%
16%
5%
65%
Fixed Maturity Securities
Equity Securities
Bank Loans
Short-Term Investments
Other Invested Assets
Cash

Total Cash and Investments: $1,560M

Net Investment Yield



Duration:
3.5 yrs
3.6 yrs
3.6 yrs
3.4 yrs
5.0
4.0
3.0
2.0
1.0
0.0
3.4
3.8
3.7
4.0
2015
2016
YTD Q3 2016
YTD Q3 2017

Commentary

- Our investment portfolio consists of investment grade fixed maturity securities, selectively supplemented by non-traditional investments
- Examples of non-traditional investments we have made include:
  - Participations in floating rate syndicated bank loans, generally senior secured loans with an average credit rating[1] of "B";
  - Equity and debt investments in renewable energy project limited partnerships;
  - Investment in a limited partnership that invests in the equity tranches of collateralized loan obligations (CLOs)
- Weighted average credit rating[1]: A
- Negligible exposure to equity markets or correlated equity market exposure

1. Per S&P, or an equivalent rating from another nationally recognized rating agency; credit ratings of fixed maturity securities, bank loans and redeemable preferred stocks as of September 30, 2017.

JAMES RIVER GROUP HOLDINGS, LTD.

23

Composition of Operating Return on Average Tangible Equity 24 1 1

14.5% 13.1% 12.6% 11.3% 8.5% 6.2% 5.8% 5.4% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 3 - Yr Average Operating ROATE 3 - Yr Average Operating ROATE Standard Deviation 25 Consistent Top Tier Returns Extremely attractive risk reward proposition AMSF NAVG RLI WRB JRVR 16.0% 14.0% 12.0% 10.0% 8.0% 6.0% 4.0% 2.0% 0.0% Source: SNL Financia Data as of September 30, 2017 KNSL MKL AGII

Appendix

James River Group Key Metrics 27 ; Exchange/Ticker NASDAQ / “JRVR” ; Initial Public Offering $21.00 (December 12, 2014) ; Current Share Price $41.19 (Closing Price November 2, 2017) ; Market Capitalization $1.2 billion (November 2, 2017 market close) ; LTM Dividend / Yield $2.55 per share declared 6.2% yield 1 ; Gross Written Premium $737 million in 2016 ; Total Capitalization $913 million as of September 30, 2017 ; AM Best Rating ‘A’ (Excellent) ; Analyst Coverage and Rating 2 Dowling (Neutral) – Aaron Woomer FBR (Outperform) – Randy Binner JMP (Outperform) – Matthew Carletti KBW (Market Perform) – Meyer Shields SunTrust (Buy) – Mark Hughes UBS (Neutral) – Brian Meredith 1. Based on Q4 2016, Q1 2017, Q2 2017 and Q3 2017 dividends and closing price of $41.19 on November 2, 2017. 2. As of November 2, 2017.

Non - GAAP Measures Reconciliation 28

Non - GAAP Measures Reconciliation 29 Note: In the Tangible Equity Table, 2008 to 2013 shares outstanding are retroactively adjusted for 50/1 stock split. Addition all y, all amounts are as of December 31 for each period indicated , except Q3 2017 and Q3 2016 , which are as of September 30. Non-GAAP Reconciliation ($mm) YTD Q3 YTD Q3 Adj. Net Operating Income 2014 2015 2016 2016 YTD Q2 2017 Income as reported 44.7$ 53.5$ 74.5$ 48.8$ 43.3$ Net realized inv. (gains) losses (0.9) 4.1 (5.2) (1.5) (1.0) Initial public offering costs 13.2 - - - - Dividend withholding taxes - 2.5 - - - Other expenses 1.0 0.6 1.1 0.1 0.4 Interest expense 0.4 0.4 0.9 0.7 0.6 Adjusted net operating income 58.4$ 61.1$ 71.3$ 48.1$ 43.3$ Tangible Equity 2008 2009 2010 2011 2012 2013 2014 2015 2016 Shareholders’ equity 677.8$ 724.7$ 714.2$ 762.4$ 784.0$ 701.5$ 687.9$ 681.0$ 693.2$ 745.8$ 721.0$ Goodwill & intangible assets (289.7) (282.4) (232.7) (233.8) (225.0) (222.6) (222.0) (221.4) (220.8) (220.9) (220.3) Tangible equity 388.0$ 442.3$ 481.5$ 528.5$ 559.0$ 478.9$ 466.0$ 459.7$ 472.5$ 524.9$ 500.7$ Shares Outstanding (000's) 35,718 35,718 35,718 35,718 36,030 28,540 28,540 28,942 29,258 29,116 29,584 Tangible Equity per Share 10.86$ 12.38$ 13.48$ 14.80$ 15.52$ 16.78$ 16.33$ 15.88$ 16.15$ 18.03$ 16.92$ YTD Q3 '16 YTD Q3 '17

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